Matthews International Funds

d/b/a Matthews Asia Funds

Matthews Asia Growth Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

June 5, 2026

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders (the “Special Meeting”) of Matthews Asia Growth Fund (the “Target Fund”), a series of Matthews Asia Funds (the “Trust”). The Special Meeting will be held at 10:00 a.m. Pacific Time on July 22, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The enclosed materials discuss a proposal to be voted on at the Special Meeting and contain a Notice of a Special Meeting of Shareholders, a combined Proxy Statement/Prospectus, and proxy card. A proxy card is, in essence, a ballot. When you complete a proxy card, it tells us how you wish to vote on important issues relating to the Target Fund. If you complete, sign and return a proxy card, we will vote your proxy exactly as you tell us. If you simply sign and return a proxy card without indicating how your shares are to be voted, we will vote your proxy FOR the proposal, which is in accordance with the recommendation of the Board of Trustees of the Trust as set forth in the Proxy Statement/Prospectus.

We urge you to review carefully the proposal in this Proxy Statement/Prospectus. Then, fill out the enclosed proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs related to additional solicitation or mailings may be avoided.

PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments. If you have any questions, call EQ Fund Solutions, our proxy solicitor, toll free at 800-591-6313.

MATTHEWS INTERNATIONAL FUNDS

d/b/a Matthews Asia Funds

Matthews Asia Growth Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(415) 788-7553

June 5, 2026

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be held on July 22, 2026

Dear Shareholder:

On July 22, 2026, Matthews Asia Growth Fund (the “Target Fund”), a series of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”), a Delaware statutory trust, will hold a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The Special Meeting will be held to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Fund will be reorganized with and into the Matthews Asia Innovators Fund, also a series of the Trust (the “Acquiring Fund”) (the “Reorganization”), as well as to transact such other business as may properly come before the Special Meeting.

The Plan, which is by and among the Trust, on behalf of the Target Fund and the Acquiring Fund, and Matthews International Capital Management, LLC (“Matthews”) (solely with respect to Section 11.2) provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund; and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. The Plan has been filed as Appendix B to these materials.

After careful consideration, the Board of Trustees of the Trust has unanimously approved the Reorganization and recommends that shareholders vote “FOR” the Reorganization. This Proxy Statement/Prospectus, which we strongly encourage you to read before voting, contains further explanation and important details relating to the Reorganization. We ask you to read the enclosed information carefully and to submit your vote promptly.

Only shareholders of record who owned shares at the close of business on June 1, 2026 are entitled to vote their shares at the Special Meeting or any adjournment or postponement thereof. The Proxy Statement/Prospectus and proxy card will be provided to shareholders on or about June 15, 2026.

By Order of the Board of Trustees of the Trust,

John P. McGowan
Vice President and Secretary

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It is important that your shares be represented and voted at the Special Meeting, whether or not you attend the Special Meeting. You may authorize your proxy by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the business reply envelope provided. You may also authorize your proxy by telephone or on the Internet by following the instructions on the enclosed proxy card. If you attend the Special Meeting, you may withdraw your proxy and vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2026

The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus and

related Statement of Additional Information are available online at

https://vote.proxyonline.com/matthewsasia/docs/asia_growth.pdf

If you have any questions, would like to vote your shares, or wish to obtain instructions on how to attend the Special Meeting and vote at the Special Meeting, please call EQ Fund Solutions, our proxy solicitor, toll free at 800-591-6313.

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PROXY STATEMENT/PROSPECTUS

Dated June 5, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF

Matthews Asia Growth Fund

BY AND IN EXCHANGE FOR SHARES OF

Matthews Asia Innovators Fund

This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) is a proxy statement for the Target Fund (as defined below) and a prospectus for the Acquiring Fund (as defined below). The address of the Target Fund and Acquiring Fund is Four Embarcadero Center, Suite 550, San Francisco, CA 94111. The telephone number for the Target Fund and Acquiring Fund is 1-800-789-ASIA (2742). This Proxy Statement/Prospectus and the enclosed proxy card were first mailed to shareholders of the Target Fund beginning on or about June 15, 2026. This Proxy Statement/Prospectus contains information you should know before voting on the following proposal with respect to the Target Fund. You should read this document carefully and retain it for future reference.

Proposal

To approve an Agreement and Plan of Reorganization (the “Plan”) by and among the Trust, on behalf of Matthews Asia Growth Fund (the “Target Fund”) and Matthews Asia Innovators Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”), and Matthews International Capital Management, LLC (“Matthews”), that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan (the “Reorganization”).

The terms and conditions of the Reorganization are further described in this Proxy Statement/Prospectus and are set forth in the Plan, which is included as Appendix B to these materials. Pursuant to the Plan, the Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

The proposal will be considered by shareholders who owned shares of the Target Fund on June 1, 2026 at a Special Meeting of Shareholders (the “Meeting”) that will be held on July 22, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The Board of Trustees of the Funds (the “Board”) has fixed the close of business on June 1, 2026, as the record date (the “Record Date”) for the determination of Target Fund shareholders entitled to notice of, and to vote at, the Special Meeting.

The Board unanimously recommends that you vote in favor of (i.e., FOR) the Reorganization of the Target Fund.

The Board is soliciting these proxies on behalf of the Target Fund. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as that term is defined in the Investment Company Act of 1940, as amended), approved the Reorganization and determined, with respect to the Reorganization, that participation in the Reorganization is in the best interests of each Fund and the interests of existing shareholders of each Fund, as applicable, would not be diluted as a result of the Reorganization.

Matthews believes that the Reorganization is in the best interests of shareholders of both the Target Fund and the Acquiring Fund. In recommending the Reorganization to the Board of Trustees of the Trust, Matthews recognized that the Funds have identical investment objectives and similar investment strategies, and that

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shareholders of the Target Fund could benefit from the more focused range of investment opportunities of the Acquiring Fund, which currently focuses its investments on innovative companies, including in particular science and technology companies, located in Asia. As a result, Matthews determined it prudent to recommend the Reorganization to combine the Target Fund with the Acquiring Fund, given the overlap in their investment mandates. Matthews also recommended, and the Board approved, effective as of February 27, 2026, a change to the investment strategies of the Acquiring Fund to allow for a limited allocation to Japanese companies, further aligning the investment strategies of the Target Fund and the Acquiring Fund. Further, Matthews believes that shareholders of each Fund could benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the reorganization, than by continuing to operate the Funds separately. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower expense ratio and generally better performance. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust and shareholders of the Target Fund.

The table below sets forth the Acquiring Fund and the anticipated schedule for the Reorganization:

Target Fund	Acquiring Fund	Expected Closing Date
Matthews Asia Growth Fund	Matthews Asia Innovators Fund	August 5, 2026

This Proxy Statement/Prospectus includes information about the Plan and the Acquiring Fund that you should know before voting on the Plan, which, if approved by Target Fund shareholders, would result in your investing in the Acquiring Fund. You should retain this Proxy Statement/Prospectus for future reference. If you have questions, please call EQ Fund Solutions, our proxy solicitor, toll free at 800-591-6313.

Sincerely,

John P. McGowan

Vice President and Secretary

QUESTIONS & ANSWERS

Shareholders should read this entire Proxy Statement/Prospectus carefully. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q.	What is happening to my investment? Why am I receiving a Proxy Statement/Prospectus?

A.	You are receiving this Proxy Statement/Prospectus because you own shares in the Matthews Asia Growth Fund (“Target Fund”).

It is proposed that, subject to shareholder approval, the Target Fund will be reorganized into the Matthews Asia Innovators Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”). All of your Target Fund shares will be exchanged for shares of the Acquiring Fund, as discussed below. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The chart below lists the name of the Target Fund and the Acquiring Fund:

Target Fund	Acquiring Fund
Matthews Asia Growth Fund	Matthews Asia Innovators Fund

Subject to shareholder approval, the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled.

As a shareholder of the Target Fund, you are entitled to one vote for each share of the Target Fund that you hold on the Record Date. Information about how you can vote on the Reorganization of the Target Fund is contained in the accompanying materials. Your vote is very important, regardless of the number of Target Fund shares that you hold.

Q.	Has the Board of Trustees of the Target Fund approved the Reorganization?

A.

Yes. The Board of Trustees of each Fund is comprised of the same individuals because both Funds are series of the Trust. The Board of Trustees of the Funds (the “Board”) approved the Reorganization. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Fund, the participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization being proposed?

A.

The Target Fund’s investment adviser, Matthews International Capital Management, LLC (“Matthews”), proposed the Reorganization because it believes that the Reorganization is in the best interests of shareholders of both the Target Fund and the Acquiring Fund. In recommending the Reorganization to the Board of Trustees of the Trust, Matthews recognized that the Funds have identical investment objectives and similar investment strategies, and that shareholders of the Target Fund could benefit from the more focused range of investment opportunities of the Acquiring Fund, which focuses its investments on innovative companies, including in particular science and technology companies, located in Asia. As a result, Matthews determined it prudent to recommend the Reorganization to combine the Target Fund with the Acquiring Fund, given the overlap in their investment mandates. Matthews also recommended, and the Board approved, effective as of February 27, 2026, a change to the investment strategies of the Acquiring Fund to allow for a limited allocation to Japanese companies, further aligning the investment strategies of the Target Fund and the Acquiring Fund. Further, Matthews believes that shareholders of each Fund could benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the Funds separately. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower expense ratio and generally better performance. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust and shareholders of the Target Fund.

Q.	How will the Reorganization affect me as a shareholder?

A.

Pursuant to the Plan, if approved by shareholders, all of the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund. Once the Reorganization is completed, shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. The aggregate net asset value of your Target Fund shares immediately before the Reorganization will be the same as the aggregate net asset value of your Acquiring Fund shares immediately following completion of the Reorganization, so that the Reorganization will not affect the value of your investment. However, following the Reorganization you will no longer own shares of the Target Fund but instead will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the Combined Fund will be larger than the Target Fund.

Q.	What is the Board’s recommendation regarding the Reorganization?

A.

The Board unanimously recommends that you vote FOR the Reorganization. At meetings held on February 9, 2026 and February 25-26, 2026, the Board considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, unanimously approved the Plan, and voted to recommend that shareholders of the Target Fund vote to approve the Reorganization. For the reasons set forth in “Information about the Reorganization – Board Considerations Relating to the Reorganization” below, the Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in 1940 Act), determined that, for each Fund, the participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

Q.	Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A.	Yes. Following the Reorganization, the Acquiring Fund’s projected total annual operating expenses are expected to be below those of the Target Fund for each class of shares.

Q.	What will I have to do to open an account in the Acquiring Fund?

A.

Your shares automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as you currently hold of the Target Fund. The aggregate net asset value of the shares you receive in the Reorganization relating to the Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q.	Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A.

No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund on the

Closing Date. Thus, on the Closing Date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of the corresponding share class of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of the corresponding share class of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of the Target Fund shares you held immediately prior to the Reorganization.

Q.	Who will advise the Acquiring Fund once the Reorganization is completed?

A.	As you know, the Target Fund is advised by Matthews. The Acquiring Fund is also advised by Matthews and will continue to be advised by Matthews once the Reorganization is completed.

Q.	Will my rights as a shareholder change after the Reorganization?

A.

No, your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Acquiring Fund, which is a separate series of the Trust. The shareholder services available to you after the Reorganization will be identical.

Q.	Will the Target Fund or Acquiring Fund charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization?

A.	No. Neither the Target Fund nor the Acquiring Fund will charge shareholders any sales charges (loads), commissions, or other similar fees in connection with the Reorganization.

Q.	When is the Reorganization expected to occur?

A.

The Special Meeting is scheduled to occur on July 22, 2026. If approved by shareholders of the Target Fund, Matthews expects that the Reorganization will occur after the close of trading on the following date (the “Closing Date”):

Target Fund	Acquiring Fund	Expected Closing Date
Matthews Asia Growth Fund	Matthews Asia Innovators Fund	August 5, 2026

The expected Closing Date is dependent on timely approval of the Reorganization by Target Fund shareholders and may be delayed.

Q.	Who will pay the costs in connection with the Reorganization?

A.

Matthews has agreed to pay one-third of the expenses incurred in connection with the preparation and distribution of the Proxy Statement/Prospectus and the solicitation of proxies, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared equally by the Target Fund and Acquiring Fund, subject to any applicable expense limitations. Matthews estimates that these expenses will be approximately $277,900, such that Matthews, the Target Fund and the Acquiring Fund would each bear approximately $92,633 of those expenses, subject to any applicable expense limitations for the Funds.

Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $13,602 equal to approximately 0.01% of the Target Fund’s assets or, based on shares outstanding as of April 30, 2026, $0.002 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s

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shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization). Please refer to “Information about the Reorganization – Who will pay the expenses of the Reorganization?” for additional information about the expenses associated with the Reorganization.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund anticipate retaining a portion of the Target Fund’s holdings following the closing of the Reorganization, if the Reorganization is approved by shareholders, the portfolio managers of the Target Fund anticipate selling a portion (approximately 9.5%) of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are deemed not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s investment process before and after the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $13,602, equal to approximately 0.01% of the Target Fund’s assets or, based on shares outstanding as of April 30, 2026, $0.002 per share. These costs will be borne by the Target Fund.

Whether certain of the Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. No significant distributions to Target Fund shareholders are expected, but any distributions could be taxable for shareholders depending on whether the shares are held in tax-advantaged accounts such as individual retirement accounts (“IRAs”).

Q.	Can I purchase, redeem, or exchange shares of the Target Fund before the Reorganization takes place?

A.

Yes. The final date to purchase Target Fund shares or exchange shares of another Matthews Asia Funds mutual fund for Target Fund shares is on or about June 30, 2026. The final date to redeem Target Fund shares or exchange Target Fund shares for shares of another Matthews Asia Funds mutual fund is the day prior to the Closing Date. The Closing Date is expected to be on or about August 5, 2026. These dates may change if the Closing Date of the Reorganization changes or the Reorganization is not approved by shareholders of the Target Fund.

If you redeem or exchange your Target Fund shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q.	How do I vote my shares?

A.

You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the proxy card and mailing it in the enclosed postage-paid envelope. However, even if you plan to attend the Special Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q.	What happens if the Reorganization is not approved?

A.

The Reorganization will not be consummated unless it is approved by shareholders of the Target Fund. If the Reorganization is not approved by the Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate for the Target Fund.

Q.	Whom do I contact for further information?

A.	If you have questions, please call EQ Fund Solutions, our proxy solicitor, toll free at 800-591-6313. You can also find information online at www.matthewsasia.com.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

PROXY STATEMENT/PROSPECTUS

MATTHEWS INTERNATIONAL FUNDS

d/b/a Matthews Asia Funds

Matthews Asia Growth Fund

Matthews Asia Innovators Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

This Proxy Statement/Prospectus is being furnished to shareholders of the Matthews Asia Growth Fund (the “Target Fund”), a series of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”). As provided in an Agreement and Plan of Reorganization (the “Plan”), if approved by shareholders of the Target Fund, the Target Fund will be reorganized into the Matthews Asia Innovators Fund (the “Acquiring Fund”), also a series of the Trust. Following the reorganization, the Target Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The Acquiring Fund is advised by Matthews International Capital Management, LLC (“Matthews”), the same investment adviser to the Target Fund. Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

The Board of Trustees of each Fund is comprised of the same individuals because both Funds are series of the Trust. The Board of Trustees of the Funds (the “Board”) has approved the Reorganization and recommends that shareholders vote “FOR” the Reorganization. The Board, including all of the Independent Trustees (i.e., Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that, for each Fund, participation in the Reorganization is in the best interests of the Fund and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

If approved by shareholders, the Reorganization will be accomplished in accordance with the Plan. The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund. A copy of the Plan pertaining to the Reorganization is included as Appendix B to this Proxy Statement/Prospectus.

For federal income tax purposes, the Reorganization is intended to be structured as a tax-free transaction for the Target Fund, the Acquiring Fund, and the shareholders of the Target Fund. If you remain a shareholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund.

The Board has approved the Reorganization with respect to the Target Fund by which the Target Fund, a separate series of the Trust, an open-end management investment company, would be acquired by the Acquiring Fund, and has recommended that the shareholders of the Target Fund vote “FOR” the Reorganization. The Acquiring Fund and the Target Fund both seek long-term capital appreciation as their investment objective. The Acquiring Fund has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below. For more information on the Target Fund’s and the Acquiring Fund’s investment strategies, see “Summary—How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?” below.

If the Reorganization is approved by shareholders, the Target Fund will transfer its assets to the Acquiring Fund. The Acquiring Fund will assume all of the liabilities of the Target Fund and will issue shares to the Target Fund in an amount equal to the aggregate net asset value of the outstanding shares of the Target Fund. Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated as a series of the Trust. When the Reorganization is complete, the Target Fund’s shareholders will hold the same class of shares of the Acquiring Fund as they currently hold of the Target Fund. The aggregate net asset value of the Acquiring Fund shares received in the Reorganization will equal the aggregate net asset value of the Target Fund shares held by Target Fund shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Target Fund will represent a smaller percentage of ownership in the Combined Fund than the shares held by those in the Target Fund prior to the Reorganization because the Combined Fund will be larger than the Target Fund.

This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Target Fund should know when determining how to vote on the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The Special Meeting is scheduled to occur on July 22, 2026. If approved by shareholders, the Reorganization is expected to occur after the close of trading on the following date (the “Closing Date”):

Expected Closing Date
August 5, 2026

The expected Closing Date is dependent on timely approval of the Reorganization by Target Fund shareholders and may be delayed.

In preparation for the closing of the Reorganization, the final date to purchase Target Fund shares or exchange shares of another Matthews Asia Funds mutual fund for Target Fund shares is on or about June 30, 2026. The final date to redeem Target Fund shares or exchange Target Fund shares for shares of another Matthews Asia Funds mutual fund is the day prior to the Closing Date. These dates may change if the Closing Date of the Reorganization changes or the Reorganization is not approved by shareholders of the Target Fund.

If the Reorganization is approved by shareholders, any shares of the Target Fund that you hold after the final redemption dates listed above will be reorganized into shares of the Acquiring Fund as a result of the Reorganization.

This Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Proxy Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated June 5, 2026, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus:

•	the Statement of Additional Information dated June 5, 2026 (the “Reorganization SAI”), relating to this Proxy Statement/Prospectus; and

•

the Prospectus and Statement of Additional Information, each dated April 30, 2026, as supplemented (the “Prospectus” and the “SAI,” respectively), containing additional information about the Target Fund and the Acquiring Fund, which is on file with the SEC (SEC Accession No. 0001193125-26-197539).

In addition, the following document has been filed with the SEC and is incorporated by reference into (legally considered to be a part of) and also accompanies this Combined Proxy Statement/Prospectus:

•	the Summary Prospectus of the Acquiring Fund dated April 30, 2026 (the “Acquiring Fund Summary Prospectus”), which is on file with the SEC (SEC Accession No. 0001193125-26-197698).

Except as otherwise described herein, the policies and procedures set forth herein relating to the shares of the Acquiring Fund will apply to the Institutional Class and Investor Class shares to be issued by the Acquiring Fund in connection with the Reorganization.

Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”) and, in accordance therewith, files reports and other information, including proxy materials, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

Matthews Asia Funds

P.O. Box 534475

Pittsburgh, PA 15253-4475

1-800-789-ASIA (2742)

The prospectus and statement of additional information of the Target Fund and the Acquiring Fund are available at https://www.matthewsasia.com/resources/docs/fund-documents. The Annual Reports and Semi-Annual Reports of the Target Fund and the Acquiring Fund are available at https://www.matthewsasia.com/resources/docs/fund-documents/.

All available materials have been filed with the SEC.

Each Fund also files proxy materials, information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

This Proxy Statement/Prospectus dated June 5, 2026, is expected to be mailed to shareholders of the Target Fund on or about June 15, 2026.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

This is only a summary of certain information contained in this Proxy Statement/Prospectus. Shareholders should carefully read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan relating to the Reorganization, which is attached to this Proxy Statement/Prospectus in Appendix B, and the Acquiring Fund prospectus, which accompanies this Proxy Statement/Prospectus. For purposes of this Proxy Statement/Prospectus, the terms “shareholder,” “you,” and “your” refer to shareholders of the Target Fund.

What is happening to the Target Fund?

It is proposed that, subject to shareholder approval, the Target Fund will be reorganized into the Acquiring Fund. Following the reorganization, the Target Fund will be liquidated. The Acquiring Fund is advised by Matthews International Capital Management, LLC (“Matthews”), the same investment adviser for the Target Fund. Following the completion of the Reorganization, the Acquiring Fund may be referred to as the “Combined Fund.”

If approved by shareholders, your Target Fund shares will be exchanged for the same class of shares of the Acquiring Fund with the same aggregate net asset value of the Target Fund shares that you currently hold. It is currently anticipated that the reorganization of the Target Fund will be effected on a tax-free basis for federal income tax purposes.

The reorganization of the Target Fund into the Acquiring Fund, along with the subsequent liquidation of the Target Fund, is referred to in this Proxy Statement/Prospectus as the “Reorganization,” and the Reorganization will be accomplished in accordance with an Agreement and Plan of Reorganization (the “Plan”). For reference purposes, the Target Fund and the Acquiring Fund are listed in the chart below.

Target Fund	Acquiring Fund
Matthews Asia Growth Fund	Matthews Asia Innovators Fund

How will the Reorganization be implemented?

A Special Meeting of Shareholders (the “Meeting”) is scheduled to occur on July 22, 2026, for purposes of voting on the Reorganization. If approved by shareholders of the Target Fund, the Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate net asset value of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund.

After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur after the close of business on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. Subject to receiving shareholder approval, the expected Closing Date of the Reorganization is indicated below:

Expected Closing Date
August 5, 2026

The expected Closing Date is dependent on timely approval of the Reorganization by Target Fund shareholders and may be delayed.

Why is the Reorganization being proposed and did the Board approve the Reorganization?

After consideration of all relevant factors, including the potential impact of the Reorganization on the Target Fund’s shareholders, the Target Fund’s investment adviser, Matthews, proposed that the Target Fund be reorganized into the Acquiring Fund because Matthews believes that the Reorganization is in the best interests of shareholders of both the Target Fund and the Acquiring Fund. In recommending the Reorganization to the Board of Trustees of the Trust, Matthews recognized that the Funds have identical investment objectives and similar investment strategies, and that shareholders of the Target Fund could benefit from the more focused range of investment opportunities of the Acquiring Fund, which focuses its investments on innovative companies, including in particular science and technology companies, located in all of Asia. As a result, Matthews determined it prudent to recommend the Reorganization to combine the Target Fund with the Acquiring Fund, given the overlap in their investment mandates. Matthews also recommended, and the Board approved, effective as of February 27, 2026, a change to the investment strategies of the Acquiring Fund from Asia ex Japan to Asia to allow for a limited allocation to Japanese companies, further aligning the investment strategies of the Target Fund and the Acquiring Fund. Further, Matthews believes that shareholders of each Fund could benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the reorganization, than by continuing to operate the Funds separately. Matthews further believes that it is in the best interests of the Target Fund to combine the Target Fund’s assets with a fund with a lower expense ratio and generally better performance. Matthews also believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the Trust for a reorganization with the Target Fund. Matthews believes that continuing to operate the Target Fund as currently constituted is not in the long-term best interests of the Target Fund. As a result, Matthews determined it prudent to recommend the Reorganization to the Board of Trustees of the Trust and shareholders of the Target Fund.

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (together, the “Independent Trustees”), determined that, with respect to the Reorganization, participation in the Reorganization is in the best interests of each Fund and the interests of the existing shareholders of the Funds, as applicable, will not be diluted as a result of the Reorganization. The Board made this determination based on various factors that are discussed in this Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

How will the Reorganization affect me?

When the Reorganization is consummated, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive the same class of shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization.

What happens if the Reorganization is not approved?

The Reorganization will not be consummated unless it is approved by shareholders of the Target Fund. If the Reorganization is not approved by the Target Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate for the Target Fund.

What happens if the Reorganization is approved by shareholders and I do not want to own shares of the Acquiring Fund?

If the Reorganization is approved and you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by Matthews prior to the closing of the

Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any other mutual fund series of the Trust generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account.

Who will bear the costs associated with the Reorganization?

Matthews has agreed to pay one-third of the expenses incurred in connection with the preparation and distribution of the Proxy Statement/Prospectus and the solicitation of proxies, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared equally by the Target Fund and Acquiring Fund, subject to any applicable expense limitations. Matthews estimates that these expenses will be approximately $277,900, such that Matthews, the Target Fund and the Acquiring Fund would each bear approximately $92,633 of those expenses, subject to any applicable expense limitations for the Funds.

Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $13,602, equal to approximately 0.01% of the Target Fund’s assets or, based on shares outstanding as of April 30, 2026, $0.002 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization). Please refer to “Information about the Reorganization – Who will pay the expenses of the Reorganization?” for additional information about the expenses associated with the Reorganization.

What are the U.S. federal income tax consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Paul Hastings LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund, and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them.

While the portfolio managers of the Acquiring Fund anticipate retaining a portion of the Target Fund’s holdings following the closing of the Reorganization, if the Reorganization is approved by shareholders, the portfolio managers of the Target Fund do anticipate selling a portion (approximately 9.5%) of the holdings of the Target Fund in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are deemed not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s investment process before and after the closing of the Reorganization. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the

Reorganization will be approximately $13,602, equal to approximately 0.01% of the Target Fund’s assets or, based on shares outstanding as of April 30, 2026, $0.002 per share. These costs will be borne by the Target Fund.

Whether certain of the Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. No significant distributions to Target Fund shareholders are expected, but any distributions could be taxable for shareholders depending on whether the shares are held in tax-advantaged accounts such as IRAs.

How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?

The Target Fund and the Acquiring Fund have identical investment objectives and fundamental investment policies, except with respect to a fundamental investment policy relating to industry concentration, as described below. The Acquiring Fund also has certain strategies that are similar and compatible with those of the Target Fund. The Target Fund and the Acquiring Fund, however, employ certain differing investment strategies to achieve their respective objectives, as discussed in more detail below.

Investment Objectives and Investment Strategies

Investment Objectives

The investment objectives of the Target Fund and the Acquiring Fund are identical, to seek long-term capital appreciation. The Combined Fund will pursue the same investment objective. The investment objective of each Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of each respective Fund.

Principal Investment Strategies

The Acquiring Fund currently seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Effective February 27, 2026, the Acquiring Fund’s investment strategies were changed to include the ability to invest to a limited extent in issuers located in Japan. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time

The Target Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region.

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country (or other specific country) and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Each Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

While each of the Target Fund and the Acquiring Fund may invest in companies of any size, Matthews expects that the companies in which the Target Fund invests typically will be of medium or large size, while the Acquiring Fund may invest more heavily in smaller companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of each Fund may result in a significant portion of each Fund’s assets being invested from time to time in one or more sectors, but each Fund may invest in companies in any sector.

In addition, while each Fund is currently classified as a “diversified” fund under the 1940 Act, if approved by shareholders of the Acquiring Fund at a special meeting of shareholders expected to be held in the second quarter of 2026, the Acquiring Fund will change to “non-diversified” status. As diversified funds, each Fund currently is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items (including receivables). As a non-diversified fund, the Acquiring Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Acquiring Fund to non-diversified status, the Fund’s portfolio managers could increase the Fund’s investments in their highest conviction investment ideas, as they would not be constrained by the 1940 Act diversification requirements. However, shareholders should note that if the change to “non-diversified” status is approved, the Acquiring Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent to a greater extent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. The shareholder vote and the effectiveness of the change from diversified to non-diversified status for the Acquiring Fund is expected to occur before the Reorganization. If shareholders of the Acquiring Fund do not approve the change to non-diversified status, the Acquiring Fund will continue to operate as a diversified fund.

Each Fund’s principal investment strategies may be changed without shareholder approval.

The Combined Fund’s principal investment strategies will be those of the Acquiring Fund.

For further information about how the Funds compare, see the section entitled “Comparison of the Funds’ Investment Objectives and Principal Investment Strategies” below.

Fundamental Investment Policies

The Target Fund and the Acquiring Fund have adopted identical fundamental investment policies, except with respect to a fundamental investment policy relating to industry concentration, as described below, which may not be changed without prior shareholder approval. The fundamental investment policies for the Acquiring Fund and the Target Fund are listed in the statement of additional information dated April 30, 2026, as supplemented, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

The Target Fund currently operates with one fundamental restriction that the Acquiring Fund has not adopted. The Target Fund is prohibited from purchasing the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to the Acquiring Fund, which concentrates its investments in the science and technology industries.

The complete list of the fundamental investment restrictions of the Target Fund and the Acquiring Fund is set out in Appendix A to this Proxy Statement/Prospectus. Following the completion of the Reorganization, Matthews will manage the Combined Fund pursuant to the same fundamental investment restrictions as the Acquiring Fund.

What are the principal risks of an investment in the Acquiring Fund?

An investment in the Acquiring Fund has some risks that are similar to those of an investment in the Target Fund and some that are different. For further information about the risks of investments in the Funds, see the section entitled “Comparison of the Funds’ Risks” below.

How will the Reorganization affect my fees and expenses?

The Acquiring Fund and the Target Fund have the same management fee. Each share class of the Acquiring Fund has a lower total expense ratio than the corresponding share class of the Target Fund.

A comparison of the fees and expenses of the Target Fund and Acquiring Fund is provided below under the heading, “What are the fees and expenses of the Funds and what might they be after the Reorganization?”

How will shareholder voting be handled?

Shareholders who own shares of the Target Fund at the close of business on June 1, 2026 (the “Record Date”), will be entitled to vote at the Special Meeting, and will be entitled to one vote for each share they hold. Approval of the Reorganization by the Target Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Target Fund (as defined in the 1940 Act). The 1940 Act defines “a majority of the outstanding voting securities” of the Target Fund as (a) 67% or more of the voting securities present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority Vote”). EQ Fund Solutions has been retained by the Target Fund to assist in the solicitation of proxies and collect and tabulate shareholder votes. EQ Fund Solutions is not affiliated with the Funds.

Please vote by proxy as soon as you receive this Proxy Statement/Prospectus. You may cast your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or, online by following the online instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote at the Special Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Special Meeting. For more details about shareholder voting, see “Voting Information” below.

THE BOARD, ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

PROPOSAL: REORGANIZATION OF MATTHEWS ASIA GROWTH FUND INTO MATTHEWS ASIA INNOVATORS FUND

COMPARISON OF SOME IMPORTANT FEATURES OF THE FUNDS

How do the performance records of the Funds compare?

The following bar charts and tables illustrate the risks of investing in each Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of one or more broad-based securities indices. Of course, past performance is not necessarily an indication of how a Fund will perform in the future.

Matthews Asia Growth Fund (Target Fund)

Annual Total Returns for Years Ended 12/31

Investor Class:

During the 10-year period shown in the bar chart, the highest return for a quarter was 30.94% (quarter ended June 30, 2020) and the lowest return for a quarter was -21.57% (quarter ended March 31, 2022).

Matthews Asia Growth Fund (Target Fund)

Average Annual Total Returns (for periods ended December 31, 2025)

	1 Year	5 years	10 Years	Since Inception (10/29/2010 Institutional) (10/31/2003 Investor)
Institutional Class Shares[1]	20.72%	-4.95%	5.49%	5.33%[2]
Investor Class Shares[1]	20.59%	-5.08%	5.33%	7.26%
MSCI All Country Asia Pacific Index (reflects no deduction for fees, expenses or taxes)	28.59%	5.36%	8.45%	7.34%[3]

[1]	Returns are exclusive of taxes.
[2]

Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

[3]	Calculated from 10/31/03.

Matthews Asia Innovators Fund (Acquiring Fund)

Annual Total Returns for Years Ended 12/31

Investor Class:

During the 10-year period shown in the bar chart, the highest return for a quarter was 38.74% (quarter ended June 30, 2020) and the lowest return for a quarter was -18.93% (quarter ended March 31, 2022).

Matthews Asia Innovators Fund (Acquiring Fund)

Average Annual Total Returns (for periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception (4/30/2013 Institutional) (12/27/1999 Investor)
Institutional Class Shares[1]	30.42%	-0.40%	10.47%	11.29%[2]
Investor Class Shares[1]	30.22%	-0.53%	10.30%	5.55%
MSCI All Country Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	33.02%	4.16%	8.92%	6.66%[3]

[1]	Returns are exclusive of taxes.
[2]

Because the inception date of the Institutional Class is later than that of the Index returns shown, the since-inception performance of the Institutional Class is not directly comparable to the performance of the Index.

[3]	Calculated from 12/31/99.

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

How do the procedures for purchase, redemption and valuation of shares of the Funds compare?

Procedures for the purchase, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical. Information about the Funds’ procedures for the purchase, redemption and valuation of shares is contained in the prospectuses and statement of additional information of the Target Fund and Acquiring Fund.

What are the fees and expenses of the Funds and what might they be after the Reorganization?

Fee Table

Fee Table of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund

(as of December 31, 2025 (unaudited))

The fee table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Funds. The percentages presented in the fee table are based on fees and expenses incurred during the 12-month period ended December 31, 2025 for each class of shares of the Funds and estimated pro forma fees and expenses attributable to each class of shares of the Pro Forma Combined Fund for the year ended December 31, 2025, assuming the Reorganization had taken place on December 31, 2025. Future fees and expenses may be greater or less than those indicated below.

	Actual			Actual
	Target Fund (Matthews Asia Growth Fund) Institutional Class	Acquiring Fund (Matthews Asia Innovators Fund) Institutional Class	Pro Forma Combined Fund Institutional Class	Target Fund (Matthews Asia Growth Fund) Investor Class	Acquiring Fund (Matthews Asia Innovators Fund) Investor Class	Pro Forma Combined Fund Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee on Redemptions (for wire redemptions only)	$9	$9	$9	$9	$9	$9
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%	0.72%	0.72%	0.72%	0.72%	0.72%
Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.47%	0.41%	0.40%	0.58%	0.55%	0.54%
Total Annual Fund Operating Expenses	1.19%	1.13%	1.12%	1.30%	1.27%	1.26%

EXAMPLE:

The Example is meant to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Target Fund.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses are equal to the total annual fund operating expenses. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Matthews Asia Growth Fund — Target Fund
Institutional Class	$121	$378	$654	$1,443

Investor Class	$132	$412	$713	$1,568

Matthews Asia Innovators Fund — Acquiring Fund
Institutional Class	$115	$359	$622	$1,375

Investor Class	$129	$403	$697	$1,534

Pro Forma— Combined Fund
Institutional Class	$114	$356	$617	$1,363

Investor Class	$128	$400	$692	$1,523

How do the portfolio turnover rates of the Funds compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 95% of the average value of its portfolio. For the same period, the Acquiring Fund’s portfolio turnover rate was 98%.

What are the Funds’ income and capital gain distribution policies?

The distribution policies of the Target Fund are the same as the Acquiring Fund with respect to the timing of distributions. Each Fund generally distributes net investment income once annually in December. With respect to each Fund, any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years.

Who manages the Funds?

The Target Fund and Acquiring Fund are each a series of the Trust. The Trust is governed by the Board, which is responsible for overseeing all business activities of the Funds.

Matthews is the investment adviser to the Target Fund and the Acquiring Fund. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, CA 94111. Matthews was founded in 1991 by G. Paul Matthews. Matthews specializes in managing portfolios of Asian and emerging markets securities.

The Funds’ portfolio management teams are composed as follows:

Fund	Portfolio Managers
Matthews Asia Growth Fund — Target Fund	Tiffany Hsiao Shuntaro Takeuchi
Matthews Asia Innovators Fund — Acquiring Fund	Tiffany Hsiao

The Target Fund is managed by Tiffany Hsiao, and Shuntaro Takeuchi. Tiffany Hsiao is a Portfolio Manager at Matthews. She originally joined Matthews in April 2014 and departed in August 2020 to launch a China-focused private fund at Artisan Partners. Prior to her departure, Tiffany managed the firm’s China Small Companies, former Asia Small Companies (now Emerging Markets Small Companies) and Asia Innovators strategies. Previously, she was a Vice President at Goldman Sachs Investment Partners in Hong Kong and Tokyo from 2007 to 2013, responsible for Asia Pacific investments with an emphasis on equities in China. Previous to this, she spent six years at Franklin Templeton Investments, where she managed the firm’s global communications fund. Tiffany earned her Master of Science and Information Technology from Carnegie Mellon University and received a B.A. in Economics from the University of California, Berkeley. She is fluent in Mandarin and Taiwanese, and conversational in Cantonese. Tiffany has been a Portfolio Manager of the Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, Matthews China Small Companies Fund, and Matthews China Discovery Active ETF since 2025, and of the Matthews Asia Growth Fund since 2026.

Shuntaro Takeuchi is a Portfolio Manager at Matthews. Prior to joining the firm in 2016, he was an Executive Director for Japan Equity Sales at UBS Securities LLC in New York. Beginning in 2003, he worked on both Japanese Equity and International Equity Sales at UBS Japan Securities, based in Tokyo, and held the position of Special Situations Analyst from 2006 to 2008, and Head of International Equity Sales from 2009 to 2013. Before that, he worked at Merrill Lynch Japan from 2001 to 2003 in U.S. Equity Sales. Shuntaro received a B.A. in Commerce and Management from Hitotsubashi University in Tokyo. He is fluent in Japanese. Shuntaro has been a Portfolio Manager of the Target Fund since 2023.

The Acquiring Fund is managed by Tiffany Hsiao. Tiffany Hsiao is also a portfolio manager of the Target Fund, and her experience is described above.

The Portfolio Manager of the Acquiring Fund will be the Portfolio Manager of the Combined Fund.

Matthews may delegate certain portfolio management activities with respect to the Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the Funds, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Funds, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.

Investment Advisory Agreement

Pursuant to the Trust’s Investment Advisory Agreement with Matthews (the “Advisory Agreement”), each of the Target Fund and the Acquiring Fund pays Matthews a fee equal to 0.75% of the Trust’s average applicable daily net assets up to $2 billion, 0.6834% of the Trust’s average applicable average daily net assets over $2 billion up to $5 billion, 0.65% of the Trust’s average applicable average daily net assets over $5 billion up to $25 billion, 0.64% of the Trust’s average applicable average daily net assets over $25 billion up to $30 billion, 0.63% of the Trust’s average applicable average daily net assets over $30 billion up to $35 billion, 0.62% of the Trust’s average applicable average daily net assets over $35 billion up to $40 billion, 0.61% of the Trust’s average applicable average daily net assets over $40 billion up to $45 billion, and 0.60% of the Trust’s average applicable average daily net assets over $45 billion. The applicable assets of the Trust specified above include the Target Fund and the Acquired Fund, as well as various other series of the Trust (excluding the exchange-traded funds and certain other funds with their own fee schedule). Each Fund pays Matthews a monthly fee at this annual rate using the applicable management fee calculated based on the actual number of days of that month and based on such Fund’s average daily net assets for the month.

For the fiscal year ended December 31, 2025, each Fund paid investment management fees to Matthews as follows (as a percentage of average net assets):

Fund	Fee
Target Fund (Matthews Asia Growth Fund)	0.72%
Acquiring Fund (Matthews Asia Innovators Fund)	0.72%

The terms of the Advisory Agreement are identical and the services provided to each Fund under its Advisory Agreement are identical.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Funds’ report on Form N-CSR for the year ended December 31, 2025.

INFORMATION ABOUT THE REORGANIZATION

Board Considerations Relating to the Reorganization

In considering and approving the Reorganization, the Board discussed Matthews’ views as to the future of the Target Fund, the current challenges faced by the Fund and the advantages of reorganizing it into the Acquiring Fund. The Board considered Matthews’ recommendation to approve the Reorganization at meetings held on February 9, 2026 and on February 25-26, 2026. Prior to approving the Reorganization, the Board reviewed substantial information and other materials provided prior to and during the meetings and at other meetings throughout the past year. Among other things, the Board reviewed, with the assistance of independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization be consummated on a tax-free basis.

In considering the Reorganization, the Board also took into account a number of factors. Some of the more prominent considerations are discussed further below. The Board considered the following matters, among others and in no order of priority:

•	The fact that the investment objective of the Target Fund is identical to the investment objective of the Acquiring Fund;

•

The fact that the principal investment strategies of the Target Fund are similar to those of the Acquiring Fund. The Board considered the principal differences in investment strategies between the Acquiring Fund and the Target Fund, in particular with respect to the Acquiring Fund’s focus on science and technology companies and current exclusion of Japanese companies from the Acquiring Fund’s geographic investment universe. The Board considered that Matthews had recommended, and the Board had approved, a change in the Acquiring Fund’s investment strategies to allow for a limited allocation to Japanese issuers, to be effective February 27, 2026. See “Summary—How do the Funds’ investment objectives, investment strategies, and fundamental investment policies compare?”;

•

The fact that, while each Fund is currently classified as a “diversified” fund under the 1940 Act, if approved by shareholders of the Acquiring Fund at a special meeting of shareholders expected to be held in the second quarter of 2026, the Acquiring Fund will change to “non-diversified” status;

•	The fact that the Acquiring Fund has the same investment adviser as the Target Fund and the Board will continue to oversee the Acquiring Fund;

•	The possibility that the Combined Fund is more likely to achieve further operating efficiencies and economies of scale from its larger net asset size compared to the Target Fund;

•	The fact that each Fund has the same investment advisory contract and that the advisory fee for both Funds is the same;

•	The expectation that the Combined Fund will have total annual operating expenses below those of the Target Fund;

•

The fact that a portion of the portfolio holdings of the Target Fund would be sold before the Reorganization would be completed or would not continue to be held by the Acquiring Fund after completion of the Reorganization;

•

The relative size of the Target Fund and the Acquiring Fund, the fact that the Target Fund has experienced net redemptions, and Matthews’ view as to the limited prospects for further growth and continued long-term viability of the Target Fund;

•

The relative performance histories of each Fund over different time periods compared with each other and the fact that the Acquiring Fund has had generally better historical performance compared with the Target Fund. While not predictive of future results, the Board of Trustees also considered certain data with respect to the performance of each Fund as compared to the performance of its relevant peer group;

•

The fact that the portfolio manager who will manage the Combined Fund is also one of the portfolio managers of the Target Fund and recently re-joined Matthews to help deepen its expertise in key expected growth areas, including China, technology and innovation. The Trustees also noted that each member of the investment team is supported by and consults with other members of the investment team.

•	The Reorganization, as contemplated by the Plan, will be a tax-free reorganization;

•

The costs of the Reorganization, as set forth in the Plan, will be allocated between Matthews and the Funds, with Matthews paying one-third of the expenses and the Funds equally sharing the remaining expenses;

•	The interests of the current shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

•	The Target Fund shareholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares;

•

Shareholders who do not want to participate in the Reorganization will be able to redeem their shares of the Target Fund before the closing of the Reorganization without the imposition of any redemption fee, with the exception of the standard $9 fee for redemptions by wire; and

•

The possible alternatives to the Reorganization, including the potential liquidation of the Target Fund which would result in tax consequences to Target Fund shareholders who may welcome an exchange into the Acquiring Fund that are avoided in the Reorganization.

The Board also considered factors that may not weigh in favor the Reorganization, which include, but are not limited to, the following:

•

The fact that brokerage commissions and other portfolio transaction costs associated with the disposition of certain of the holdings of the Target Fund in preparation for the Reorganization will be borne by the Target Fund and indirectly by shareholders of the Target Fund; and

•

The possibility that the Reorganization may result in some benefits and economies of scale for Matthews, which may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Fund as a separate series of the Trust.

After consideration of all of these matters, the Board, including all of the Independent Trustees, concluded that the Reorganization of the Target Fund into the Acquiring Fund would be in the best interests of the Target Fund and its shareholders, and that the Target Fund’s shareholders would not have their interests diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD,

ON BEHALF OF THE TARGET FUND, UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE REORGANIZATION

INFORMATION ABOUT THE PLAN

This is only a summary of the Plan. You should read the Plan, which is attached as Appendix B to this Proxy Statement/Prospectus, for complete information about the Reorganization.

How will the Reorganization be implemented?

Subject to shareholder approval, the Reorganization will take place after various conditions are satisfied, including the preparation of certain documents. The Trust will determine the Closing Date on which the Reorganization will take place.

The Plan provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund except as noted below.

Upon the closing of the Reorganization, shares of the Acquiring Fund will be transferred to each shareholder’s account. After shares of the Acquiring Fund are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The expected Closing Date of the Reorganization is indicated below:

Expected Closing Date

August 5, 2026

The expected Closing Date is dependent on timely approval of the Reorganization by Target Fund shareholders and may be delayed.

The parties may agree to amend the Plan to the extent permitted by law. If the Trust determines, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after approval of the Plan by shareholders of the Target Fund.

The Trust has made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the Trust shall have received a tax opinion from Paul Hastings LLP as described below that the consummation of the Reorganization will not result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders.

Although Matthews does not anticipate that the Reorganization will be terminated, if the Reorganization is terminated, shareholders of the Target Fund would be notified of the change and the Target Fund would continue to operate as a mutual fund as a series of the Trust.

Who will pay the expenses of the Reorganization?

Matthews has agreed to pay one-third of the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. The remaining expenses will be shared equally by the Target Fund and the Acquiring Fund, subject to applicable expense limitations.

The costs of the Reorganization shall include, but not be limited to, costs associated with the preparation and filing of the Registration Statement, printing and distribution of the Proxy Statement/Prospectus and the solicitation of proxies, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, proxy solicitation costs, and any costs related to the printing and mailing of this Proxy Statement/Prospectus, as measured in terms of total expenses and as a percentage of the Target Fund’s net assets. These expenses associated with the Reorganization are estimated to be approximately $277,900, such that Matthews, the Target Fund and the Acquiring Fund would each bear approximately $92,633 of those expenses, subject to any applicable expense limitations for the Funds.

In addition to the foregoing, management estimates that the Funds will incur the following transaction costs associated with the Reorganization, as measured in terms total expenses and as a percentage of the Target Fund’s average net assets as of April 30, 2026. The Adviser has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $13,602, equal to approximately 0.01% of the Target Fund’s assets or, based on shares outstanding as of April 30, 2026, $0.002 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization).

What are the tax consequences of the Reorganization?

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund shareholders that have their Target Fund shares exchanged for Acquiring Fund Shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, Paul Hastings LLP will deliver an opinion (“Tax Opinion”) to the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations made on behalf of the Target Fund and the Acquiring Fund) and the existing federal income tax law, and conditioned on the Reorganization being completed in accordance with the Plan, for federal income tax purposes:

•

The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to the Reorganization” (within the meaning of Section 368(b) of the Code);

•	No Fund will recognize any gain or loss as a direct result of the Reorganization;

•	The Target Fund’s shareholders will not recognize any gain or loss on the exchange of their Target Fund shares for Acquiring Fund shares;

•

The aggregate tax basis in Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will be the same as the aggregate tax basis in the Target Fund shares the shareholder holds immediately before the Reorganization. The holding period for Acquiring Fund shares that the Target Fund shareholder receives pursuant to the Reorganization will include the holding period for the Target Fund shares the shareholder holds immediately before the

Reorganization, provided that the shareholder holds the shares as capital assets at the time of the Reorganization;

•

The Acquiring Fund’s tax basis in each asset the Target Fund transfers to it will be the same as the Target Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefore immediately after the Reorganization; and

•	The Target Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it received. The tax year of the Target Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund. If the Reorganization were to end the tax year of the Target Fund (which is not the intended or expected plan as of the date of this Proxy Statement/Prospectus), it would accelerate distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Such distributions may be taxable and would include any capital gains resulting from portfolio turnover prior to the Reorganization. If determined necessary by the Funds, the Target Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. In addition, even if its tax year is expected to continue with its Acquiring Fund, the Target Fund, if determined to be preferable, may declare a distribution to shareholders prior to Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization.

General Limitation on Losses. Assuming the Reorganization qualifies as tax-free Reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Target Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Target Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Target Fund will be available to offset future gains recognized by the Combined Fund. Capital losses of the Target Fund may be carried forward indefinitely to offset future capital gains. Capital loss carryforwards of the Target Fund are expected to be subject to annual limitations consistent with U.S. tax regulations. As of April 30, 2026, the Target Fund had capital loss carryforwards of $137,497,577 that are not subject to expiration. As of April 30, 2026, the Acquiring Fund had capital loss carryforwards of $319,389,467 that are not subject to expiration.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

CAPITAL STRUCTURE AND SHAREHOLDER RIGHTS

The Target Fund and the Acquiring Fund are each a series of the Trust, which was formed on April 13, 1994 under the laws of the State of Delaware as a Delaware statutory trust, pursuant to a Trust Instrument dated April 8, 1994, as amended on June 27, 2022. The Trust is registered under the 1940 Act as an open-end management investment company. The operations of the Trust are governed by its Trust Instrument, By-Laws, and state law. The Trust also must adhere to the 1940 Act, the rules and regulations promulgated by the SEC thereunder, and any applicable state securities laws.

What are the capitalizations of the Funds?

The following tables set forth as of April 30, 2026: (i) the unaudited capitalization of the Target Fund, (ii) the unaudited capitalization of the Acquiring Fund, and (iii) the unaudited pro forma combined capitalization of the Combined Fund. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization.

  Target Fund (Matthews Asia Growth Fund)

	Institutional Class	Investor Class	Target Fund Total
Net Assets:	$115,843,083	$139,266,966	$255,110,049
Shares Outstanding:	3,249,597	3,963,683	7,213,280
Net Assets Per Share:	$35.65	$35.14	N/A

  Acquiring Fund (Matthews Asia Innovators Fund)

	Institutional Class	Investor Class	Acquiring Fund Total
Net Assets:	$199,993,450	$233,127,616	$433,121,066
Shares Outstanding:	8,438,097	10,015,732	18,453,829
Net Assets Per Share:	$23.70	$23.28	N/A

  Target Fund into Acquiring Fund

  Pro Forma Combined Fund(1)

	Institutional Class	Investor Class	Combined Fund Total
Net Assets:	$315,836,533	$372,394,582	$688,231,115
Shares Outstanding:	13,326,436	15,996,331	29,322,767
Net Assets Per Share:	$23.70	$23.28	N/A

(1)

The pro forma data reflects the combined assets after the reorganization of the Target Fund into the Acquiring Fund. The pro forma data also reflects adjustments to account for the estimated costs of the Reorganization to be borne by each Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, solicitation of proxies, legal fees, accounting fees, and securities registration fees. Also included are brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

The information in the capitalization tables above is for informational purposes only. There is no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Target Fund and Acquiring Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Funds. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

AND THE TARGET FUND

Comparison of the Funds’ Investment Objectives and Principal Investment Strategies

The following summarizes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives and strategies are contained in the prospectuses and statements of additional information of the Target Fund and Acquiring Fund, respectively, which are on file with the SEC. The prospectus of the Target Fund and the prospectus of the Acquiring Fund are also incorporated herein by reference.

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are identical, to seek long-term capital appreciation. The Combined Fund will pursue the same investment objective. The investment objective of each Fund is fundamental. This means that it cannot be changed without a vote of a majority of the voting securities of each respective Fund.

Principal Investment Strategies. The Acquiring Fund currently seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Effective February 27, 2026, the Acquiring Fund’s investment strategies were changed to include the ability to invest to a limited extent in issuers located in Japan.

The Target Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region.

Each Fund’s principal investment strategies may be changed without shareholder approval.

The Combined Fund’s principal investment strategies will be those of the Acquiring Fund.

Comparison. Both the Target Fund and the Acquiring Fund invest primarily in common and preferred stocks. Both Funds may also invest in convertible debt and equity securities of any maturity and quality, including those that are unrated and those that are rated below investment grade. Both the Target Fund and the Acquiring Fund seek to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

One principal difference between the Funds is that the Acquiring Fund, unlike the Target Fund, focuses its investments on companies that Matthews considers to be innovators, as noted above under “Principal Investment Strategies.” It is important to note that there are no universally agreed upon objective standards for assessing innovators. Innovative companies can be both old and new companies and can exist in any industries, old and new, and in any countries, emerging or developed. Companies perceived as innovators in one country or one industry might not be perceived as innovators in another country or another industry. For these reasons, the term innovators may be aspirational and tend to be stated broadly and applied flexibly. The Acquiring Fund also has a fundamental policy to invest at least 25% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies that derive more than 50% of their revenues from the sale of products or services in science-and technology-related industries and services, which Matthews considers to be the following, among others: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products. The Target Fund does not have such a policy. As a result of these investment strategies, the Acquiring Fund may have a higher focus on science and technology companies than the Target Fund. By way of example, as of December 31, 2025, 39% of the Acquiring Fund’s net assets were invested in the information technology sector, while 33% of the Target Fund’s net assets were invested in the information technology sector.

A second principal difference between the Funds is the geographic focus of each Fund’s investment universe. The Target Fund focuses its investments on Asia, which consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. The Acquiring Fund currently focuses its investments on Asia ex Japan, such that its investments are focused on the same geographic universe as the Target Fund, except that it excludes Japan. As of December 31, 2025, 25% of the Target Fund’s net assets were invested in issuers located in Japan, as compared to 2% of the Acquiring Fund’s net assets. Effective February 27, 2026, the Acquiring Fund may invest to a limited extent in issuers located in Japan. Reflecting these differences in geographic focus, the Acquiring Fund and the Target Fund have different benchmark indexes. The Acquiring Fund’s benchmark index is the MSCI All Country Asia ex Japan Index, a free float-adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. Following the changes to the Acquiring Fund’s investment strategies that became effective February 27, 2026, the Acquiring Fund’s benchmark index remains the MSCI All Country Asia ex Japan Index because, even with a limited exposure to Japanese companies, Matthews believes that the existing benchmark index better reflects the Acquiring Fund’s investment universe. The Target Fund’s benchmark index is the MSCI All Country Asia Pacific Index, a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

Another difference between the Funds is that while each of the Target Fund and the Acquiring Fund may invest in companies of any size, Matthews expects that the companies in which the Target Fund invests typically will be of medium or large size. The Acquiring Fund may invest more heavily in smaller companies.

In addition, while each Fund is currently classified as a “diversified” fund under the 1940 Act, if approved by shareholders of the Acquiring Fund at a special meeting of shareholders expected to be held during the second quarter of 2026, the Acquiring Fund will change to “non-diversified” status. As diversified funds, each Fund currently is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items (including receivables). As a non-diversified fund, the Acquiring Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Acquiring Fund to non-diversified status, the Fund’s portfolio managers could increase the Fund’s investments in their highest conviction investment ideas, as they would not be constrained by the 1940 Act diversification requirements. However, shareholders should note that if the change to “non-diversified” status is approved, the Acquiring Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent to a greater extent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments.

For a discussion of the principal investment risks associated with an investment in the Acquiring Fund and, therefore, the Combined Fund, please see “Comparison of the Funds—Principal Risks” below.

While Matthews anticipates that the Acquiring Fund will retain a portion of the Target Fund’s holdings following the closing of the Reorganization, Matthews does anticipate that a portion (approximately 9.5%) of the Target Fund’s holdings will be sold in preparation for the Reorganization. The extent of these sales is primarily because certain of the current holdings of the Target Fund are determined not to be appropriate for the Acquiring Fund. Matthews anticipates that the proceeds from such sales will be reinvested in assets that are consistent with the Acquiring Fund’s investment strategy. During this period, the Target Fund may deviate from its principal investment strategies. Matthews has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $13,602 or, based on shares outstanding as of April 30, 2026, $0.002 per share. These costs will be borne by the Target Fund and indirectly by the Target Fund’s shareholders (including Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization).

Some of the similarities and differences of the principal and other significant investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund

•

Invests at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. The Fund may also invest in convertible securities, of any duration or quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of Asian companies. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.

•

Invests at least 80% of its net assets, which includes borrowings for investment purposes, in in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.

•

May invest in convertible debt and equity securities of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of Asian companies.

•

May invest in convertible debt and equity securities of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of companies located in Asia.

•

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it

•

A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included the MSCI All Country Asia Pacific Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria.

•

The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country.

derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included the MSCI All Country Asia ex Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria.

•

The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country.

• May invest in depositary receipts, including American, European and Global Depositary Receipts.	• May invest in depositary receipts, including American, European and Global Depositary Receipts.

•

Seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

•

Seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.

•

Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size.

•

Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

•

The Fund may invest in companies of any size, including smaller size companies.

•

Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

•

The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

•

The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.

• The Target Fund does not have a comparable strategy.	• The implementation of the Fund’s principal investment strategies may also result in high portfolio turnover rates

• The Target Fund does not have a comparable strategy.

•

Has a fundamental policy to invest at least 25% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies that derive more than 50% of their revenues from the sale of products or services in science-and technology-related industries and services, which Matthews considers to be the following, among others: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

•

The Fund may invest in affiliated and unaffiliated ETFs for cash equitization purposes, which allows the Fund to invest in a manner consistent with its investment strategy while managing daily cash flows, including purchases and redemptions by investors.

•

The Fund may invest in affiliated and unaffiliated ETFs for cash equitization purposes, which allows the Fund to invest in a manner consistent with its investment strategy while managing daily cash flows, including purchases and redemptions by investors.

• The Fund is diversified.

•

The Fund is currently diversified. Matthews has recommended, and the Board has approved, changing the Acquiring Fund’s diversification status to non-diversified, subject to approval by shareholders of the Acquiring Fund. It is currently anticipated that that change will take effect in the second quarter of 2026.

Comparison of the Funds’ Risks

The Target Fund and the Acquiring Fund share many of the same principal risks of investment, while others are different. The principal risks of each Fund are set out in the table below.

Because of the Acquiring Fund’s focus on innovative companies and on science and technology companies, the Acquiring Fund is subject to heightened risks associated with concentrating in those types of companies as compared to the Target Fund. By focusing on a group of industries, the Acquiring Fund carries much greater risks of adverse developments and price movements in those industries than a fund, like the Target Fund, that invests in a wider variety of industries. Because the Acquiring Fund concentrates in a group of industries, there is also the risk that the Acquiring Fund will perform poorly during a slump in demand for securities of companies in those industries. The Acquiring Fund is less diversified than stock funds, such as the Target Fund, that invest in a broader range of industries and, therefore, could experience significant volatility, and the movements in its net asset value may follow the science and technology industries, as opposed to the general movement of the economies of the countries where the companies are located under certain circumstances.

The Acquiring Fund has a higher percentage of investments in issuers located in India and Taiwan and a much lower percentage of investments in issuers located in Japan as compared to the Target Fund. As of December 31, 2025, 13% and 23% of the Acquiring Fund’s net assets were invested in issuers located in India and Taiwan, respectively, as compared to 10% and 16%, respectively, for the Target Fund. As of the same date, 2% of the Acquiring Fund’s assets were invested in issuers located in Japan, as compared to 25% of the Target Fund’s net assets. As a result, the Acquiring Fund is subject to a somewhat greater degree of risks associated with India and Taiwan than the Target Fund, while not being subject to the same risks associated with Japan as the Target Fund. Effective February 27, 2026, the Acquiring Fund’s investment strategies were changed to include the ability to invest to a limited extent in securities of Japanese companies, but Matthews anticipates that the Acquiring Fund’s exposure to Japan will continue to be lower than that of the Target Fund.

In addition, while each Fund is currently classified as a “diversified” fund under the 1940 Act, if approved by shareholders of the Acquiring Fund at a special meeting of shareholders expected to be held in the second quarter of 2026, the Acquiring Fund will change to “non-diversified” status. As diversified funds, each Fund currently is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items (including receivables). As a non-diversified fund, the Acquiring Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Acquiring Fund to non-diversified status, the Fund’s portfolio managers could increase the Fund’s investments in their highest conviction investment ideas, as they would not be constrained by the 1940 Act diversification requirements. However, shareholders should note that if the change to “non-diversified” status is approved, the Acquiring Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent to a greater extent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments.

Target Fund (Matthews Asia Growth Fund)	Acquiring Fund (Matthews Asia Innovators Fund)
◾ Active Management Risk	◾ Active Management Risk

◾ Concentration Risk

◾ Country Concentration Risk	◾ Country Concentration Risk

◾ Currency Risk	◾ Currency Risk

◾ Cybersecurity Risk	◾ Cybersecurity Risk

◾ Convertible Securities Risk

◾ Depositary Receipts Risk	◾ Depositary Receipts Risk

◾ Equity Securities Risk	◾ Equity Securities Risk

◾ Geopolitical Events Risk	◾ Geopolitical Events Risk

◾ Growth Stock Risk	◾ Growth Stock Risk

◾ Information Technology Sector Risk	◾ Information Technology Sector Risk

◾ Non-Diversification Risk *

◾ Political, Social and Economic Risks of Investing in Asia	◾ Political, Social and Economic Risks of Investing in Asia

◾ Preferred Stock Risk	◾ Preferred Stock Risk

◾ Risks Associated with China and Hong Kong	◾ Risks Associated with China and Hong Kong

◾ Risks Associated with Emerging and Frontier Markets	◾ Risks Associated with Emerging and Frontier Markets

◾ Risks Associated with India

◾ Risks Associated with Investing in Innovative Companies

◾ Risks Associated with Japan

◾ Risks Associated with Medium-Size Companies

◾ Risks Associated with Smaller Companies	◾ Risks Associated with Smaller Companies

◾ Risks Associated with Taiwan

◾ Science and Technology Companies Risk

◾ Sector Concentration Risk	◾ Sector Concentration Risk

◾ Underlying ETF Risk	◾ Underlying ETF Risk

◾ U.S. Trade Policy Risk	◾ U.S. Trade Policy Risk

◾ Volatility Risk	◾ Volatility Risk

*

If approved by shareholders of the Acquiring Fund at a special meeting of shareholders expected to be held during the second quarter of 2026, the Fund will become a “non-diversified” fund and will be subject to non-diversification risk.

The following are the principal investment risks associated with the Acquiring Fund and, therefore, also with the Combined Fund. You will find additional descriptions of specific risks in the Prospectus and Statement of Additional Information for the Acquiring Fund.

Active Management Risk. The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.

Country Concentration Risk. The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China, Taiwan and India.

Currency Risk. When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Depositary Receipts Risk. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Equity Securities Risk. Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.

Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.

Growth Stock Risk. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.

Information Technology Sector Risk. As of December 31, 2025, 39% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.

Political, Social and Economic Risks of Investing in Asia. The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Preferred Stock Risk. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.

Risks Associated with China and Hong Kong. The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Emerging and Frontier Markets. Many Asian countries are considered emerging and/or frontier markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.

Risks Associated with India. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China. Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values.

Risks Associated with Investing in Innovative Companies. The standards for assessing innovative companies tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The definition of innovators can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors.

Risks Associated with Smaller Companies. Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.

Risks Associated with Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of a Fund’s investments.

Science and Technology Companies Risk. As a fund that invests in science and technology companies, the Fund is subject to the risks associated with these industries. This makes the Fund more vulnerable to the price changes of securities issuers in science- and technology-related industries and to factors that affect these industries, relative to a broadly diversified fund. Certain science- and technology-related companies may face special risks because their products or services may not prove to be commercially successful. Many science and technology companies have limited operating histories and experience in managing adverse market conditions, and are also strongly affected by worldwide scientific or technological developments and global demand cycles. As a result, their products may rapidly become obsolete, which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by changes in governmental policies. The possible loss or impairment of intellectual property rights may also negatively impact science and technology companies.

Underlying ETF Risk. Because the Fund may invest in affiliated and unaffiliated ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of ETF shares held by the Fund may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which an ETF trades, which may impact the Fund’s ability to sell its shares of an ETF. To the extent the Fund invests in an unaffiliated ETF, the Fund will indirectly bear its proportionate share of the fees and expenses of that ETF in addition to the direct fees and expenses of the Fund. When the Fund invests in an ETF managed by Matthews (a “Matthews ETF”), Matthews has agreed to waive the fees and expenses attributable to the Fund’s investment in the Matthews ETF.

U.S. Trade Policy Risk. The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.

Volatility Risk. The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.

How do the fundamental investment policies of the Funds compare?

The Target Fund and the Acquiring Fund have adopted identical fundamental investment policies, except with respect to a fundamental investment policy relating to industry concentration as described below, which may not be changed without prior shareholder approval. The fundamental investment policies for the Acquiring Fund and the Target Fund are listed in the statement of additional information dated April 30, 2026, which is incorporated by reference into the Statement of Additional Information, and is available upon request.

The Target Fund currently operates with one fundamental restriction that the Acquiring Fund has not adopted. The Target Fund is prohibited from purchasing the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to the Acquiring Fund, which concentrates its investments in the science and technology industries.

The complete list of the fundamental investment restrictions of the Target Fund and the Acquiring Fund is set out in Appendix A to this Proxy Statement/Prospectus. Following the completion of the Reorganization, Matthews will manage the Combined Fund pursuant to the same fundamental investment restrictions as the Acquiring Fund.

Where can I find more financial and performance information about the Funds?

Additional information is available in the Funds’ prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports, as applicable.

The Target Fund’s prospectus, as well as the Acquiring Fund’s prospectus, are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Target Fund’s and Acquiring Fund’s prospectuses are available upon request from Matthews, free of charge.

The Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund’s statement of additional information, as well as the Acquiring Fund’s statement of additional information, are incorporated herein by reference, and are available upon request.

The Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December  31, 2025, and the Semi-Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the period ended June 30, 2025, are incorporated herein by reference and are available upon request.

The applicable prospectuses, statements of additional information, and the most recent annual and semi-annual shareholder reports have been filed with the SEC and are available, free of charge, by (i) calling Matthews toll-free at 1-800-789-ASIA (2742), (ii) accessing the documents at the Funds’ website at https://www.matthewsasia.com/resources/docs/fund-documents/, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined above, of the outstanding shares of the Target Fund is required to approve the Reorganization. Each Target Fund shareholder will be entitled to one vote for each share the Target Fund held at the close of business on the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies. See “Adjournment” below.

One-third of the Target Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Special Meeting. Abstentions will be treated as votes present at the Special Meeting but will not be treated as votes cast at the Special Meeting. Thus, abstentions will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Reorganization. There are unlikely to be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) at the Special Meeting because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Special Meeting. If any broker non-votes are received, they will have the same effect as abstentions.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

•	By mail, with the enclosed proxy card(s);

•	In person at the Special Meeting;

•	By telephone; or

•	Online.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you want to vote on important issues relating to the Target Fund. If you simply sign, date and return a proxy card but give no voting instructions, your shares will be voted in favor of the Reorganization and in accordance with the views of management upon any unexpected matters that come before the Special Meeting or adjournment of the Special Meeting. If your shares are held of record by a broker-dealer and you wish to vote at the Special Meeting, you should obtain a legal proxy from your broker of record and present it at the Special Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy card that is received at or prior to the Special Meeting, or by attending the Special Meeting and voting at the Special Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Special Meeting?

The Board does not intend to bring any matters before the Special Meeting other than that described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Special Meeting by others. If any other matter legally comes before the Special Meeting, proxies for which discretion has been granted will be voted in accordance with the views of Matthews.

Who is entitled to vote?

Shareholders of record of the Target Fund on the Record Date will be entitled to vote at the Special Meeting. The following table shows the number of shares of each class and the total number of outstanding shares of each class of the Target Fund as of the Record Date:

Target Fund – Share Class	Shares Outstanding as of Record Date (June 1, 2026)
Investor Class	4,044,206
Institutional Class	3,239,339

How will proxies be solicited?

EQ Fund Solutions, a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $60,000, one-third of which will be borne by Matthews and the remaining amount to be shared equally by the Target Fund and Acquiring Fund, subject to any applicable expenses limitations. The Trust, on behalf of the Funds, expects that the solicitation will be primarily by mail. As the date of the Special Meeting approaches, however, certain shareholders of the Target Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Special Meeting but does not wish to give a proxy by telephone or online, the shareholder may submit the proxy card(s) originally sent with this Proxy Statement/Prospectus or attend the Special Meeting.

The Trust, on behalf of the Target Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Trust or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Trust, on behalf of the Target Fund, expects that, before the Special Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan on behalf of their customers and beneficial owners.

How do I sign a proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card(s) or voting instruction.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card(s) or voting instruction form(s).

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Are there dissenters’ rights?

No, if the Reorganization is approved at the Special Meeting, shareholders of the Target Fund will not have the right to dissent and obtain payment of the fair value of their shares. Shareholders of the Target Fund, however, will be able to redeem or exchange shares of the Target Fund at NAV until the close of trading on the New York Stock Exchange (the “NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier), on the day before the Closing Date. After the Closing Date, shareholders may redeem or exchange their shares of the Acquiring Fund at NAV in accordance with the Trust’s redemption and exchange procedures. Information about the Funds’ procedures for the redemption and exchange of shares is contained in the prospectuses and statement of additional information of the Target Fund and Acquiring Fund.

PRINCIPAL SHAREHOLDERS

As of the Record Date, there were 10,122,084 Investor Class shares and 7,972,946 Institutional Class shares of the Acquiring Fund outstanding. As of the same date, the officers and Trustees of the Trust, as a group, owned or controlled less than 1% of the outstanding shares of each class of the Acquiring Fund. As of the Record Date, the below shareholders owned of record, or to the knowledge of the Acquiring Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Acquiring Fund.

Matthews Asia Innovators Fund – Investor Class	Charles Schwab & Co Inc Fbo Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.50
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	29.86
	UBS WM USA Spec Cdy A/C Exl Ben Customers Of UBS 1000 Harbor Blvd Weehawken, NJ 07086	6.32
Matthews Asia Innovators Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	36.98
	Charles Schwab & Co Inc Fbo Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	28.85
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	23.91
	JP Morgan Securities LLC Omnibus Account For The Exclusive Benefit Of Customers 4 Chase Metrotech Center 3rd Floor Mutual Fund Department Brooklyn NY 11245	5.35

As of the Record Date, there were 4,044,206 Investor Class shares and 3,239,339 Institutional Class shares of the Target Fund outstanding. As of the same date, the officers and Trustees of the Trust, as a group, owned or controlled less than 1% of the outstanding shares of each class of the Target Fund. As of the Record date, the below shareholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Target Fund.

Matthews Asia Growth Fund – Investor Class	Charles Schwab & Co Inc Fbo Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	30.87
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	23.70
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.89
Matthews Asia Growth Fund – Institutional Class	Charles Schwab & Co Inc Fbo Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	36.78
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	29.05
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	19.41
	Merrill Lynch Pierce Fenner & Smith Inc Fsbo Its Customers Attn Service Team 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.00

SHAREHOLDER PROPOSALS

Neither the Target Fund nor the Acquiring Fund is required to hold, or intend to hold, regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a proxy statement of the Target Fund for the next meeting of shareholders (if any) should send a written proposal to the Trust’s offices, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, so that it is received within a reasonable time in advance of such meeting in order to be included in the proxy statement of the Target Fund and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in a Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The Special Meeting may, whether or not a quorum is present, be adjourned from time to time by the shareholders present in person or by proxy by a majority vote. Any business that might have been transacted at the meeting as originally noticed may be deferred and transacted at any such adjourned meeting at which a quorum shall be present. No further notice of an adjourned meeting other than by announcement will be provided. Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Special Meeting.

OTHER SERVICE PROVIDERS

Administrator. Bank of New York Mellon (“BNY Mellon”), 240 Greenwich St. New York, NY 10007, serves as the administrator for the Funds.

Distributor. Foreside Funds Distributors LLC (“Foreside”), Three Canal Plaza, Suite 100, Portland, ME 04101, is the Distributor of the Funds’ shares.

Transfer Agent. BNY Mellon, 240 Greenwich St. New York, NY 10007, serves as transfer agent for the Funds.

Custodian. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is custodian of the Target Fund’s investments. BNY Mellon, 240 Greenwich St. New York, NY 10007, is custodian of the Acquiring Fund’s investments.

Trust Counsel. Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm to the Funds.

Additional Compensation to Financial Intermediaries.

The operating expenses of the Funds include the cost of maintaining shareholder accounts, generating shareholder statements, providing taxpayer information, and performing related recordkeeping and administrative services. For shareholders who open accounts directly with the Funds, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Funds’ transfer agent, performs these services as part of the various services it provides to the Target Fund under an agreement between the Trust, on behalf of the Funds and BNY Mellon. For shareholders who purchase shares through a broker or other financial intermediary, some or all of these services may be performed by that intermediary. For performing these services, the intermediary seeks compensation from the Funds or Matthews. In some cases, the services for which compensation is sought may be bundled with services not related to shareholder servicing, and may include distribution fees. The Board has made a reasonable allocation of the portion of bundled fees, and Matthews pays from its own resources that portion of the fees that the Board determines may represent compensation to intermediaries for distribution services.

Matthews, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of a Fund. With respect to the Funds, such payments and compensation are in addition to service fees or sub-transfer agency fees paid by the Funds. The level of payments will vary for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about a Fund; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of a Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.

ADDITIONAL INFORMATION

Shareholders Sharing the Same Address. Normally, if two or more shareholders share the same address and last name, only one copy of the Proxy Statement/Prospectus is being delivered to that address, unless the Target Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Proxy Statement/Prospectus to a shareholder at a shared address. Please call Matthews toll-free at 1-800-789-ASIA (2742) if you would like to receive a separate copy of the Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund’s financial performance for the past five years or, if shorter, the period of that Fund’s operations.

For the Target Fund, the financial highlights are included in the Target Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Target Fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the Target Fund’s audited annual financial statements, are included in the Target Fund’s annual report.

For the Acquiring Fund, the financial highlights are included in the Acquiring Fund’s prospectus, which is incorporated by reference herein. The financial highlights for the Acquiring Fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the Acquiring Fund’s audited annual financial statements, are included in the Acquiring Fund’s annual report.

Further information about the Funds’ performance is contained in the Annual and Semi-Annual Reports. The Funds will furnish, without charge, a copy of their most recent Annual and Semi-Annual Report to any shareholder upon request.

APPENDIX A

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Trust, on behalf of each Fund, has adopted certain fundamental investment restrictions which cannot be changed without approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Fundamental Investment Restrictions

The Target Fund and the Acquiring Fund have identical fundamental investment restrictions except with respect to policy number 4 below. Except as otherwise set forth herein and in each Fund’s prospectus, the Target Fund and the Acquiring Fund may not:

1.	Issue senior securities;

2.

Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;

3.

Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the Securities Act of 1933, as amended;

4.

Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund. This policy does not apply to the Acquiring Fund, Matthews Asia Innovators Fund, which concentrates its investments in the science and technology industries;

5.

Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;

6.

Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

7.	Change its diversification status under the 1940 Act;

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8.

Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;

9.	Make investments in securities for the purpose of exercising control; or

10.	Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer.

With respect to policy number 2 related to the restriction on purchasing securities when borrowings exceed 5% of a Fund’s total net assets, the Trust excludes from the amount of a Fund’s outstanding borrowings the amount of proceeds that are expected to be received from the settlement of securities transactions that are in process and that are intended or designated for repayment of outstanding borrowings.

For purposes of policy number 4 above, the meaning of science and technology industries is provided on page 22 of the proxy statement/prospectus. Also for purposes of policy number 4, Matthews will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other industries. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Fund may also rely on third- party classification codes such as those provided by the U.S. Government (known as “SIC”), MSCI or GICS, Bloomberg, and FactSet.

Policy number 10 above shall be applied in a manner consistent with Section 5(b) of the 1940 Act, which excludes from that 10% limitation cash, Government securities and securities of other investment companies.

Non-Fundamental Investment Restrictions

The manner in which Matthews, the investment advisor to each Fund, attempts to achieve each Fund’s investment objective is not fundamental and may be changed without shareholder approval. While an investment policy or restriction may be changed by the Board (which oversees the management of the Funds) without shareholder approval, you will be notified before we make any material change.

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APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), dated as of May 6, 2026, is entered into by and between the Trust (as defined in paragraph 1), on behalf of the Target Fund (as defined in paragraph 1), a series of the Trust, and the Trust, on behalf of the Acquiring Fund (as defined in paragraph 1), a series of the Trust.

The reorganization contemplated by this Agreement consists of (i) the transfer of all assets of the Target Fund in exchange for the Acquisition Shares (as defined in paragraph 1), (ii) the Acquiring Fund’s assumption of all liabilities of the Target Fund, and (iii) the distribution of (a) the Institutional Class Acquisition Shares (as defined in paragraph 1) to the Target Fund Institutional Class shareholders and (b) the Investor Class Acquisition Shares (as defined in paragraph 1) to the Target Fund Investor Class shareholders, in liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement.

Each of the Target Fund and the Trust acting for itself and on behalf of the Target Fund, and each of the Acquiring Fund and the Trust acting for itself and on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

This Agreement is adopted as a plan of reorganization, and the reorganization between the Target Fund and the Acquiring Fund contemplated hereunder is intended to qualify as a “reorganization” under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

The parties therefore agree as follows:

1. DEFINITIONS.

“Acquiring Fund” means the series of the Trust listed in the column entitled “Acquiring Fund” on Exhibit A.

“Acquiring Fund Prospectus” means, collectively, the prospectus(es) and statement(s) of additional information of the Acquiring Fund, as amended or supplemented from time to time.

“Acquisition Shares” means, collectively, the Institutional Class Acquisition Shares and Investor Class Acquisition Shares.

“Closing” means the time at which the transactions contemplated by paragraph 4.1 is consummated.

“Closing Date” means the date on which the Closing occurs.

“Institutional Class Acquisition Shares” means the Institutional Class shares of the Acquiring Fund to be issued to the Target Fund in exchange for the Institutional Class shares of the Target Fund.

“Investments” means the Target Fund’s investments that would be shown on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

“Investor Class Acquisition Shares” means the Investor Class shares of the Acquiring Fund to be issued to the Target Fund in exchange for the Investor Class shares of the Target Fund.

“Liquidation Date” means the date on which the Target Fund liquidates and distributes the Acquisition Shares to its shareholders of record pursuant to paragraph 2.1.

“Obligations” means all liabilities and obligations of the Target Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

“Target Fund” means the series of the Trust listed in the column entitled “Target Fund” on Exhibit A.

“Target Fund Prospectus” means, collectively, the prospectus(es) or statement(s) of additional information of the Target Fund, as amended or supplemented from time to time.

“Trust” means the entity listed in the column entitled “Trust” on Exhibit A.

“Valuation Date” means the day on which valuation occurs, which will be the same date as the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND FOR ISSUANCE OF THE ACQUISITION SHARES AND LIQUIDATION OF THE TARGET FUND.

2.1.	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Target Fund will transfer and deliver to the Acquiring Fund all its assets, as set forth in paragraph 2.2;

(b)	The Acquiring Fund will assume all Obligations; and

(c)	The Acquiring Fund will issue and deliver to the Target Fund:

(1)

in exchange for the net assets attributable to its Institutional Class shares a number of the Institutional Class Acquisition Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Institutional Class Acquisition Share computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing; and

(2)

in exchange for the net assets attributable to its Investor Class shares a number of the Investor Class Acquisition Shares (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 3.1, by the net asset value of one Investor Class Acquisition Share computed in the manner and as of the time and date set forth in paragraph 3.2. Such transactions shall take place at the Closing.

2.2.

The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Target Fund on the Closing Date shown as an asset on the books of the Target Fund on the Closing Date. The Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Target Fund’s current and former trustees and officers, acting in their capacities as such shall survive the reorganization, and shall continue in full force and effect, without any amendment thereto. The Acquiring Fund further agrees that such rights and limitations may be asserted against the Acquiring Fund, its successors or assigns.

2.3.

As provided in paragraph 4.4, on the Liquidation Date, the Target Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date, the Acquisition Shares received by the Target Fund pursuant to paragraph 2.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund shareholders and representing the respective pro rata number of the Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing the Acquisition Shares in connection with such exchange.

2.4.

With respect to the Acquisition Shares distributable pursuant to paragraph 2.3 to a Target Fund shareholder holding a certificate or certificates for shares of the Target Fund, if any, on the Valuation Date, the Target Fund will not permit such shareholder to receive Acquisition Share certificates therefor, to exchange such Acquisition Shares for shares of other investment companies, to effect an account transfer of such Acquisition Shares or to pledge or redeem such Acquisition Shares until such shareholder has surrendered all his, her or its outstanding certificate(s) for Target Fund shares or, in the event of lost certificate(s), posted adequate bond.

3. VALUATION.

3.1.

The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, which value shall reflect the declaration of any dividends, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value and shall be certified by the Target Fund.

3.2.

For the purpose of paragraph 3.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, which value shall reflect the declaration of any dividends, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and/or the then current Acquiring Fund Prospectus for determining net asset value.

3.3.

The Acquiring Fund’s shares delivered to the Target Fund Shareholders will be delivered at the applicable net asset value for each share class without the imposition of a sales load, commission, transaction fee or similar fees.

4. CLOSING AND CLOSING DATE.

4.1.

The Closing Date shall be on such date as the Acquiring Fund and the Target Fund may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree.

4.2.

As of the Closing Date, the Target Fund’s assets, including all the Target Fund’s cash, shall be delivered by the Target Fund to the custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund. All portfolio securities so delivered to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “Brown Brothers Harriman & Co., custodian for the Matthews Asia Innovators Fund.”

4.3.

In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Trust or the authorized officers of the Trust, accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable, the Valuation Date and the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Target Fund or the Acquiring Fund upon the giving of written notice to the other party.

4.4.

As of the Closing, the Target Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Target Fund shareholders, the number and class of outstanding shares of the Target Fund owned by each Target Fund shareholder and the number, if any, of such shares represented by an outstanding share certificate, all as of the close of business on the Valuation Date. As of the Closing Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that the Acquisition Shares issuable pursuant to paragraph 2.1 have been credited to the Target Fund’s account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Fund will provide to the Target Fund evidence satisfactory to the Target Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Target Fund shareholders as provided in paragraph 2.3.

4.5.

At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 2.

5. REPRESENTATIONS AND WARRANTIES.

5.1.

The Target Fund represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Target Fund is a series of the Trust that is duly organized, validly existing and in good standing under the laws of its state of organization;

(b)

The Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Target Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Trust and the 1940 Act;

(c)

The Target Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which the Target Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(d)

The Target Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Target Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Target Fund;

(e)

To the knowledge of the Target Fund, except as disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Fund, any of its properties or assets, or any person whom the Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(f)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Target Fund, as of the last day of and for its most recently completed fiscal year, audited by the Target Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been filed with the Securities and Exchange Commission or furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Target Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied. In addition, the Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing Date;

(g)

Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(h)

The Target Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of its operations, and it meets and will continue to meet such requirements at all times through the Closing Date;

(i)

As of the Closing Date, all federal, state and other tax returns and reports of the Target Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Target Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Target Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(j)

All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the most recent Target Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Target Fund are outstanding, and none will be outstanding on the Closing Date;

(k)

The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund Prospectus, except as previously disclosed in writing to the Acquiring Fund;

(l)

The execution, delivery and performance of this Agreement has been duly authorized by the trustees of the Target Fund, and this Agreement will constitute the valid and binding obligation of the Target Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(m)

The Acquisition Shares to be issued to the Target Fund pursuant to paragraph 2 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund shareholders as provided in paragraph 2.3;

(n)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

(o)

On the Closing Date, the Target Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 2.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other of its assets and liabilities to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund;

(p)

On the Closing Date, the Target Fund will have sold such of its assets, if any, as are necessary based on information provided by the Acquiring Fund and contingent on the accuracy of such information to assure that, after giving effect to the acquisition of the assets of the Target Fund pursuant to this Agreement, the Acquiring Fund, if classified as a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act, will remain a “diversified company” and in compliance in all material respects with such other investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date;

(q)

No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Target Fund or the Acquiring Fund, except as previously disclosed by the Target Fund to the Acquiring Fund; and

(r)

The Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Closing Date, except that the Trust shall complete all measures in respect of the Target Fund prior to the Closing Date to ensure that the reorganization contemplated hereby qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the reorganization contemplated hereby. Notwithstanding anything to the contrary herein, the Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.5 hereof.

5.2.

The Acquiring Fund represents and warrants the following to the Target Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Trust is duly organized, validly existing and in good standing under the laws of Delaware;

(b)

The Trust is a duly registered investment company classified as a management company of the open-end type, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the organizational documents of the Trust and the 1940 Act;

(c)

On the Closing Date, the registration statement under the 1933 Act with respect to the Acquisition Shares will, as of the Closing Date, be in full force and effect, no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund or the Target Fund, threatened by the Securities and Exchange Commission, such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d)	On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e)

The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f)

To the knowledge of the Acquiring Fund, except as disclosed in writing to the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g)

The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by the Acquiring Fund’s independent registered public accounting firm (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Target Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund’s most recently completed fiscal year;

(h)

Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Target Fund. For the purposes of this subparagraph (h), any distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities and net redemptions shall be deemed to be in the ordinary course of business;

(i)

The Acquiring Fund has met the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code in respect of each taxable year since the commencement of operations, and it meets and will continue to meet such requirements at all times through the Closing Date;

(j)

As of the Closing Date, all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal, state and other taxes (if any) shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund’s knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

(k)

All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding, and none will be outstanding on the Closing Date;

(l)

The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

(m)

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(n)

The Acquisition Shares to be issued and delivered to the Target Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus), and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

(o)

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or “Blue Sky” laws; and

(p)

The Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Closing Date, except that the Trust shall complete all measures in respect of the Acquiring Fund prior to the Closing Date to ensure that the reorganization contemplated hereby qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the reorganization contemplated hereby. Notwithstanding anything to the contrary herein, the Trust shall take all appropriate actions necessary in order for the Acquiring Fund and the Target Fund to receive the opinion provided for in paragraph 9.5 hereof.

6. COVENANTS OF THE TARGET FUND AND THE ACQUIRING FUND.

Each of the Target Fund and the Acquiring Fund hereby covenants and agrees with the other as follows:

6.1.

The Acquiring Fund and the Target Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

6.2

The Trust will call a special meeting of the Target Fund’s shareholders to consider and take all appropriate action necessary to obtain approval of the transactions contemplated herein. If insufficient votes are received from the Target Fund’s shareholders, the meeting may be adjourned as permitted under the Trust’s Trust Instrument and By-Laws and applicable law in order to permit further solicitation of the proxies.

6.3

The Trust will prepare and file with the Securities and Exchange Commission the Trust’s registration statement on Form N-14 with respect to the Acquisition Shares, containing a prospectus/proxy statement with respect to the special meeting of the Target Fund’s shareholders to consider and approve the transactions contemplated herein. That Form N-14 registration statement shall be in material compliance with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Form N-14 registration statement and related materials.

6.4.

The Acquiring Fund will advise the Target Fund promptly if at any time prior to the Closing Date the assets of the Target Fund include any securities that the Acquiring Fund is not permitted to acquire.

6.5.

Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

6.6.

The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligation of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.

The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

7.2.	The Target Fund shall have received a certificate from an officer of the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Target Fund, to the following effect:

(a)

The Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the due authorization, execution and delivery of this Agreement by the Target Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquiring Fund will have duly assumed such liabilities;

(d)

The Acquisition Shares to be issued for transfer to the Target Fund shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; and

(e)	The execution and delivery of this Agreement did not, and the performance by the Acquiring Fund of its obligations hereunder will not, violate the Acquiring Fund’s organizational documents.

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

8.1.

The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Target Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

8.2.	The Acquiring Fund shall have received a certificate from an officer of the Target Fund dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

(a)

The Trust is duly organized and validly existing under the laws of its state of organization and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b)

This Agreement has been duly authorized, executed and delivered on behalf of the Target Fund and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)

The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund; and

(d)	The execution and delivery of this Agreement did not, and the performance by the Target Fund of its obligations hereunder will not, violate the Target Fund’s organizational documents.

8.3.

On or prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing (i) all of the excess (if any) of (a) the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over (b) the Target Fund’s deductions disallowed under Sections 265 or 171(a)(2) of the Code, (ii) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code (if any) (in the case of both (i) and (ii) computed without regard to any deduction for dividends paid), and (iii) all of the Target Fund’s net capital gain (if any) (after reduction for any capital loss carryover); the amounts in (i), (ii) and (iii) shall in each case include amounts for both (x) the Target Fund’s taxable year that will end on the Closing Date, and (y) any prior taxable year of the Target Fund, to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.4.

The Target Fund shall have furnished to the Acquiring Fund a certificate as to the adjusted tax basis in the hands of the Target Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, and shall have delivered a copy of the tax books and records of the Target Fund necessary for purposes of preparing any tax returns (including, without limitation, any informational returns) required by law to be filed or otherwise provided by the Acquiring Fund after the Closing Date.

9. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND.

The respective obligations of the Target Fund and the Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

9.1.

On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

9.2.

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state “Blue Sky” and securities authorities) deemed necessary by the Target Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring Fund.

9.3.

The Form N-14 registration statement under the 1933 Act with respect to the Acquisition Shares shall be in full force and effect, no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.4.	The shareholders of the Target Fund shall have approved the transactions contemplated by this Agreement at a special meeting called for that purpose.

9.5.

The Target Fund and the Acquiring Fund shall have received a favorable opinion of Paul Hastings LLP satisfactory to each of them (which opinion will be subject to certain qualifications), substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, as further described below, generally for U.S. federal income tax purposes, the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Paul Hastings LLP will express no view with respect to the effect of a reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Target Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion may note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the reorganization will be as described above. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

9.6.

At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the board of trustees, or the officers in consultation with counsel, of the Target Fund and the Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Target Fund or the Acquiring Fund.

10. TAX MATTERS.

10.1

The Trust hereby represents and warrants on behalf of the Target Fund and the Acquiring Fund that it shall use its best efforts to cause the reorganization contemplated hereby to qualify, and will not (whether before or after consummation of such reorganization) take any actions that could prevent such reorganization from qualifying, as a “reorganization” under the provisions of Section 368 of the Code.

10.2

Except where otherwise required by law, the parties hereto shall not take a position on any tax returns inconsistent with the treatment of the reorganization contemplated hereby for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the U.S. Treasury regulations in accordance therewith.

11. BROKERAGE FEES AND OTHER EXPENSES.

11.1.

Each of the Target Fund and the Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2.

Matthews International Capital Management, LLC, as the investment adviser to the Target Fund and the Acquiring Fund, hereby agrees to pay one-third (33 1/3%) of the Reorganization Expenses (as defined below), and the Target Fund and the Acquiring Fund will share equally the remaining Reorganization Expenses, subject to any applicable expenses limitations. “Reorganization Expenses” include following expenses incurred in connection with the transactions contemplated hereby: (i) all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares; (ii) all fees and expenses related to preparing, printing and mailing the prospectus/proxy statement on Form N-14 and other communications to Target Fund shareholders; (iii) proxy solicitation, inspection and tabulation costs and other expenses associated with conducting the special shareholder meeting; and (iv) all of the other expenses of the transactions contemplated by this Agreement, including without limitation, accounting, legal and custodial expenses. In the event the Closing does not occur, the Target Fund and the Acquiring Fund shall nonetheless bear all such expenses not required to be borne by Matthews International Capital Management, LLC. The Reorganization Expenses shall remain subject to applicable expense limitations for each of the Target Fund and the Acquiring Fund. For the avoidance of doubt, the Target Fund and the Acquiring Fund shall each bear their respective brokerage or other transaction costs, if any, associated with the sale or purchase of portfolio securities in connection with the reorganization contemplated hereby.

12. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

12.1.

Each of the Target Fund and the Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 2.1, 2.2, 2.3, 6.5, 10, 11, 12, 15 and 16.

13. TERMINATION.

13.1.

This Agreement may be terminated by the mutual agreement of the Target Fund and the Acquiring Fund. In addition, either the Target Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b)	a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c)

any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this paragraph 13.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

If any transaction contemplated by this Agreement has not been substantially completed by the first anniversary of this Agreement, this Agreement shall automatically terminate on that date with respect to that transaction, unless a later date is agreed to by both the Target Fund and the Acquiring Fund.

13.2.

If for any reason any transaction contemplated by this Agreement is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

14. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that no amendment that under applicable law requires approval by shareholders of the Target Fund or the Acquiring Fund, as applicable, shall be effective without such approval having been obtained.

15. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund or the Acquiring Fund, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, Attention: Deepa Damre Smith, Vice President of the Trust.

16. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

16.1.	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3.

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

16.4.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.

Notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund or Target Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund or Target Fund.

[THE REST OF THIS PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Matthews International Funds

On behalf of the Target Fund thereof identified on Exhibit A

By:	/s/ Deepa Damre Smith
Name:	Deepa Damre Smith
Title:	Vice President

Matthews International Funds

On behalf of the Acquiring Fund thereof identified on Exhibit A

By:	/s/ Deepa Damre Smith
Name:	Deepa Damre Smith
Title:	Vice President

Matthews International Capital Management, LLC

Only for purposes of Section 11.2

By:	/s/ John McGowan
Name:	John McGowan
Title:	Global Head of Fund Administration and IT

Signature Page for Agreement and Plan of Reorganization

EXHIBIT A

Trust	Target Fund	Acquiring Fund
Matthews International Funds	Matthews Asia Growth Fund	Matthews Asia Innovators Fund

Share Class Involved
Target Fund Share Class	Acquiring Fund Share Class
Institutional Class	Institutional Class
Investor Class	Investor Class

Both the Target Fund and the Acquiring Fund have two classes of shares, the Institutional Class and the Investor Class.

MATTHEWS INTERNATIONAL FUNDS

Matthews Asia Growth Fund

Matthews Asia Innovators Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 5, 2026

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (“Reorganization”) of the Matthews Asia Growth Fund (the “Target Fund”), a series of Matthews International Funds, d/b/a Matthews Asia Funds (the “Trust”), into the Matthews Asia Innovators Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds”), also a series of the Trust.

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Proxy Statement/Prospectus dated June 5, 2026 (the “Proxy Statement/Prospectus”). As described in the Proxy Statement/Prospectus, in connection with the Special Meeting of Shareholders of the Target Fund to be held on July 22, 2026 (the “Meeting”), shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization, which provides for the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund, followed immediately by the distribution by the Target Fund to its shareholders of the portion of shares of the Acquiring Fund to which the shareholder is entitled in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus relating specifically to the Special Meeting of Shareholders of the Target Fund to be held on July 22, 2026. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Target Fund or the Acquiring Fund, c/o Matthews International Funds, Four Embarcadero Center, Suite 550, San Francisco, CA 94111, or by calling 1-800-789-ASIA (2742).

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Proxy Statement/Prospectus.

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ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND	2
FINANCIAL STATEMENTS	2
SUPPLEMENTAL FINANCIAL INFORMATION	2

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

For the Target Fund: Incorporated by reference is the Statement of Additional Information included in the Trust’s Registration Statement on Form N-1A dated April 30, 2026, as supplemented, which is on file with the U.S. Securities and Exchange Commission (the “SEC”) (SEC Accession No. 0001193125-26-197539).

For the Acquiring Fund: Incorporated by reference is the Statement of Additional Information included in the Trust’s Registration Statement on Form N-1A dated April 30, 2026, as supplemented, which is on file with the SEC (SEC Accession No. 0001193125-26-197539).

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2025, filed March 6, 2026 (SEC Accession No.  0001193125-26-096023), and the Semi-Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the period ended June 30, 2025, filed September 5, 2025 (SEC Accession No. 0001193125-25-196995), each as filed with the SEC. The Annual Report and the Semi-Annual Report contain historical financial information regarding the Target Fund and the Acquiring Fund.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary – Fees and Expenses” of the Combined Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund in advance of the Reorganization and/or the Acquiring Fund following the Reorganization.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring Fund.

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Matthews PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION HERE SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code on the left. 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-877-297-1744 Monday through Friday 6 a.m. to 7 p.m. Pacific Time CONTROL NUMBER SAMPLE Fund Name A Series of Matthews International Funds, dba Matthews Asia Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2026 The undersigned, revoking prior proxies, hereby appoints John McGowan and Lewis Park as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at 10:00 a.m. Pacific Time on May 14, 2026, at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before the Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus dated March 25, 2026. If you have any questions, please call toll-free 1-877-297-1744. Representatives are available to assist you Monday through Friday 6 a.m. to 7 p.m. Pacific Time. The Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus for this meeting is available at: vote.proxyonline.com/MatthewsAsia/docs/diversification.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Fund Name PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title or capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy, when properly executed, will be voted in the manner directed below and, if no choice is indicated, will be voted “FOR” the proposal. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • Proposal: FOR AGAINST WITHHOLD To approve an agreement and Plan of Reorganization (the “Plan”) by and among the Trust, on behalf of Matthews Asia Growth Fund (the “Target Fund”) and Matthews Asia Innovators Fund (the “Acquiring fund”), and Matthews International Capital Management, LLC, that provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]